Exhibit 10.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM
THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
AMENDMENT NUMBER FOUR TO GOOGLE SERVICES AGREEMENT

This Amendment Number Four to the Google Services Agreement (“Amendment”), effective as of August 1, 2021 (“Amendment Effective Date”), is between Google LLC and Google Ireland Limited (collectively, “Google”) and IAC/InterActiveCorp and IAC Search & Media Europe Limited (collectively, “Company”) and amends the Google Services Agreement that has an effective date of April 1, 2016 (as amended, the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties hereby agree as follows:

1.Renewal Term. The definition of “Term” as set forth on the cover page of the Agreement is hereby deleted in its entirety and replaced by the following:

“TERM: Starting on April 1, 2016 (“Effective Date”) and continuing through March 31, 2024 (inclusive). The Term will automatically renew for an additional one-year period, until March 31, 2025, unless either party gives notice of non-renewal (email to suffice) to the other party on or before March 31, 2023.”

2.Termination. Section 22.2(b) is hereby deleted in its entirety and replaced with: “[Intentionally omitted.]”

3.Exhibit A. Exhibit A is hereby deleted in its entirety and replaced with the Exhibit A attached to this Amendment.

4.Exhibit B. Exhibit B is hereby deleted in its entirety and replaced with the Exhibit B attached to this Amendment.
5.Attachment 1 to Exhibit C. Attachment 1 to Exhibit C of the Agreement is hereby deleted in its entirety and replaced with the Attachment 1 to Exhibit C attached to this Amendment.

6.General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized. For avoidance of doubt, the person(s) who sign for the Company represent(s) and warrant(s) that they are duly authorized to bind the Company Site Affiliates to the terms of this Amendment.

Google LLC	IAC/InterActiveCorp

By: /s/Phillip Schindler	By: /s/Mark J. Stein
Name: Phillip Schindler	Name: Mark J. Stein
Title: Authorized Signatory	Title: EVP
Date: August 23, 2021	Date: August 20, 2021

Google Ireland Limited	IAC Search & Media Europe Limited

By: /s/Tatjana Tarasjuka	By: /s/David Lally
Name: Tatjana Tarasjuka, for Nick Leeder	Name: David Lally
Title: Director	Title: VP Finance
Date: August 23, 2021	Date: August 20, 2021

EXHIBIT A
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EXHIBIT B
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Attachment 1 to Exhibit C

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